                                                                   Exhibit 10.12

                       Amendment to Employment Agreement

Reference is hereby made to the Executive Employment Agreement dated as of January 5, 1998 by and between Perry A. Sook, an individual resident of Texas, and Nexstar Broadcasting Group, Inc. (formerly known as Nexstar Group, Inc.), a Delaware corporation (the "Agreement"). The Agreement is amended as follows:

Paragraph 2, Term: The term of the Agreement is hereby extended through December 31, 2004 (unless earlier terminated as provided in the Agreement).

Paragraph 4(a), Compensation/Salary: During the extended term of the Agreement, Sook shall be entitled to receive an annual Base Salary (as defined in the Agreement) at the rate specified below:

                                 Period                          Base Salary
                                 ------                          -----------

From July 1, 2001 through December 31, 2001                        $150,000
From January 1,2002 through December 31, 2002                      $400,000
From January 1, 2003 through December 31, 2003                     $415,000
After January 1, 2004                                              $430,000

Paragraph 4(b), Compensation/Bonus: The following maximum Bonus amounts will be added to the table set forth in Paragraph 4(b) of the Agreement:

After the 2001 fiscal year                                         $ 75,000
After the 2002 fiscal year                                         $100,000
After the 2003 fiscal year                                         $103,750
After the 2004 fiscal year and each subsequent fiscal year         $107,500


All other terms of the Agreement remain in full force and effect.

Agreed, as of May 10, 2001.





                                         /s/ Perry A. Sook
                                         ------------------------------
                                         Perry A. Sook


                                         NEXSTAR BROADCASTING
                                         GROUP, INC.

                                             /s/ Jay M. Grossman
                                         By:___________________________

                                             Vice President
                                         Its:__________________________